Exhibit 99.1

FOURTH AMENDMENT AND RESTATEMENT

OF THE

HEALTH MANAGEMENT ASSOCIATES, INC.

SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

(i)

FOURTH AMENDMENT AND RESTATEMENT

OF THE

HEALTH MANAGEMENT ASSOCIATES, INC.

SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

ARTICLE 1

ESTABLISHMENT

1.1 Establishment and Purpose. Health Management Associates, Inc. established the Health Management Associates, Inc. Supplemental Executive Retirement Plan (the “Plan”), effective May 1, 1990. The purpose of the Plan is to provide retirement and survivor benefits for key executive employees and their beneficiaries.

1.2 Compliance with Section 409A. From January 1, 2005 through December 31, 2008, this Plan was operated in good faith compliance with the requirements of Section 409A of the Code, and the Treasury Regulations and applicable guidance thereunder. Any administrative practices and interpretations established in order to enable the Plan to operate in good-faith compliance but contrary to the terms of the Plan as then in effect are hereby expressly ratified. Effective January 1, 2009, the terms and conditions of this amended and restated Plan have been adopted to reflect the final Treasury Regulations under Section 409A of the Code.

(a) This Plan is intended to satisfy Section 409A of the Code with respect to benefits subject thereto, and the terms and conditions of this Plan shall be interpreted and construed accordingly.

(b) This Plan also provides for benefits not subject to Section 409A of the Code by reason of having been earned and vested before January 1, 2005, and no amendment to this Plan that might constitute a “material modification” within the meaning of Section 409A of the Code and the Treasury Regulations thereunder shall apply to such benefits unless such amendment expressly provides for the loss of such benefits’ grandfathered status.

1.3 Top Hat Plan. The Plan is intended to constitute a top-hat plan under Sections 201(2), 301(a)(3), and 401(a)(1) of the Employee Retirement Income Security Act of 1974, as amended, and Section 2520.104-23 of the Labor Regulations

ARTICLE 2

DEFINITIONS

As used in this Plan, the following terms shall have the following meanings:

2.1 “Actuarial Equivalent” means a benefit having the same value as the benefit which such Actuarial Equivalent replaces. The determination of any Actuarial Equivalent shall be based on the following actuarial assumptions: (a) the annual rate of interest on 10-year Treasury securities in effect as of the first day of the month for which an Actuarial Equivalent is determined and (b) the 1984 Unisex Pension Mortality Table.

2.2 “Beneficiary” means the person or persons designated pursuant to Section 4.7 by a Participant to receive the benefits under this Plan if the Participant does not live to receive his Retirement Benefit through the Term Certain Period. If such designation is not made, “Beneficiary” means the Participant’s surviving spouse or, if no spouse survives the Participant, the Participant’s legal representative.

2.3 “Board” means the Board of Directors of Health Management Associates, Inc. or a committee of the Board of Directors appointed to administer the Plan.

2.4 “Change of Ownership” means (a) the acquisition after the Effective Date, whether directly, indirectly, beneficially (within the meaning of Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the “1934 Act”)), or of record, of securities of the Company or its parent corporation, HMA Holding Corp., by any “person” (within the meaning of Sections 13(d) and 14(d) (2) of the 1934 Act), including any corporation or group of associated persons acting in concert which, after such acquisition will result in such person having control of the Company or HMA Holding Corp., or (b) a change in the ownership of a substantial portion of the assets of the Company or HMA Holding Corp. within the meaning of Section 280G of the Code, for which purpose, “a substantial portion of the assets” shall equal one-third total fair market value of the assets determined with respect to the underlying liabilities of such assets. Notwithstanding the immediately preceding sentence, a Change of Ownership shall not be deemed to have occurred if such acquisition is by (i) the Company; and/or (ii) any employee pension benefit plan (within the meaning of Section 3(2) of the Employee Retirement Income Security Act of 1974, as amended) of the Company, including a trust established pursuant to any such plan; and/or (iii) any person who is a stockholder of HMA Holding Corp. on the Effective Date, or any person who is the spouse of such stockholder, or any person who, directly or indirectly, through one or more intermediaries, controls or is controlled by, or is under common control of such stockholder. For purposes of this Section “control” means the ownership of more than twenty-five percent (25%) of the voting authority with respect to the Company, HMA Holding Corp. or any such person within the context of clause (b) (iii) of this Section, as the case may be.

2.5 “Code” means the Internal Revenue Code of 1986, as amended.

2.6 “Company” means Health Management Associates, Inc., a Delaware corporation.

2.7 “Competitive Activities” means (a) engaging, directly or indirectly, whether as an employee, independent contractor, consultant, or otherwise, in a business similar to the business of the Company, and/or (b) owning, managing, operating, controlling, being employed by or having a financial interest in, or being connected in any manner with, the ownership, management, operation, or conduct of any such similar business, provided that mere ownership (directly, indirectly or beneficially) of the stock of a publicly traded corporation representing less than five percent (5%) of such corporation’s outstanding stock shall not be considered a Competitive Activity.

2.8 “Effective Date” means the original effective date of this Plan, which is May 1, 1990.

2.9 “Executive” means any key executive employee of the Company.

2.10 “Full-Time Employment” means employment as a full-time salaried employee of the Company.

2.11 “Grandfathered Benefits” shall mean benefits payable under this Plan that are not subject to Section 409A of the Code by reason of having been earned and vested as of December 31, 2004, provided that benefits shall cease to be Grandfathered Benefits if the Plan is “materially modified” (within the meaning of Section 409A of the Code) with respect to such Grandfathered Benefits after October 3, 2004. Grandfathered Benefits shall be accounted for separately.

2.12 “Named Fiduciary” means the Secretary of the Company.

2.13 “Normal Retirement Date” means the later of (a) the date a Participant attains age 62, or (b) the fifth anniversary of the date as of which the Participant commences participation in the Plan.

2.14 “Participant” means an Executive designated as eligible to participate in this Plan by the Board.

2.15 “Plan” means the Health Management Associates, Inc. Supplemental Executive Retirement Plan, as amended from time to time.

2.16 “Retirement Benefit” means the monthly retirement benefit payable under this Plan to a Participant on or after his Normal Retirement Date in the amount designated by resolution of the Board when he first becomes a Participant and as it may be increased by subsequent resolution of the Board. Each Participant’s Retirement Benefit shall be shown on a separate Schedule attached hereto and shall be paid for the life of the Participant or through his Term Certain, whichever is longer.

2.17 “Separation From Service” means “separation from service” within the meaning of Section 409A of the Code (taking into account Section 1.409A-1(h) of the Treasury Regulations and other guidance of general applicability issued thereunder), provided, however, that for this purpose the Plan will utilize an 80 percent common control standard as authorized under such Treasury Regulations in lieu of a 50 percent common control standard.

2.18 “Term Certain Period” means the 120 consecutive month period beginning on the date a Participant’s first monthly Retirement Benefit payment is due.

2.19 “Trust” means a “rabbi trust” that does not affect the unfunded status of this Plan and whose form follows guidance promulgated by the Internal Revenue Service in Revenue Procedure 92-64, as it may be amended or replaced from time to time.

ARTICLE 3

PARTICIPATION

3.1 Participation. The Board shall have the sole discretion, from time to time, to designate the Executives who may participate in this Plan and the effective date of each such Executive’s participation. Such designation shall be made by resolution of the Board in a manner that complies with Section 409A of the Code.

ARTICLE 4

BENEFITS AND DISTRIBUTIONS

4.1 Retirement Benefit. If a Participant experiences a Separation From Service on or after his Normal Retirement Date, the Participant shall be entitled to receive his Retirement Benefit; provided, however, that in the case of Grandfathered Benefits, a Participant became vested if his Full-Time Employment had not terminated prior to his Normal Retirement Date, or at such earlier date (but no later than December 31, 2004) specified by the Board in a binding action taken prior to October 4, 2004. The Participant’s first monthly Retirement Benefit payment shall be due and payable on the first day of the month immediately following his Separation From Service (termination of Full-Time Employment, in the case of Grandfathered Benefits). Notwithstanding the foregoing, payments of non-Grandfathered Benefits will be withheld for six months in accordance with Section 409A if the Participant is a “specified employee” as defined for purposes of Section 409A, and the withheld payments will be made in a lump sum on the first of the month coinciding with or after the expiration of the six-month period. No interest or benefit increase will be due as a result of the six-month delay.

A Participant’s Retirement Benefit shall not be increased, other than by resolution of the Board, for any delay between his Normal Retirement Date and his actual Separation From Service (or in the case of Grandfathered Benefits, termination of Full-Time Employment). If an increase is approved by the Board, the increase will be considered new benefits attributable to service after the Normal Retirement Date and will not qualify as Grandfathered Benefits, even if the Participant’s existing benefits are Grandfathered Benefits.

4.2 Death Benefits. If a Participant dies after obtaining a vested right to benefits (whether due to attaining Normal Retirement Date while still employed or due to waiver of the continued employment requirement by the Board), including if a Participant dies after benefits become payable under Section 4.1 but before the end of the Term Certain Period, the Participant’s Beneficiary shall be entitled to receive the remaining monthly Retirement Benefit payments through the end of the Term Certain Period, commencing with the first month after the month of the Participant’s death.

If a Participant’s benefits were in the six-month period of delay that Section 409A of the Code requires for “specified employees,” that period will expire on the date of the Participant’s death. Any payments withheld as a result of this delay and not paid to the Participant during his lifetime will be paid to his Beneficiary. No interest or benefit increase will be due as a result of delay during the six-month period.

4.3 Termination of Employment Prior to Normal Retirement Date. Except as provided in Section 4.4 below, if a Participant experiences a Separation From Service for a reason other than death prior to his Normal Retirement Date, whether due to a termination of employment initiated by the Company or by the Participant, no benefits shall be paid under any provision of this Plan, unless the Board, in its sole discretion, waives the requirement that the Participant remain employed until his Normal Retirement Date. If this requirement is waived, payments will commence on the first day of the month immediately following his Separation From Service (termination of Full-Time Employment, in the case of Grandfathered Benefits). Notwithstanding the foregoing, payments of non-Grandfathered Benefits will be withheld for six months in accordance with Section 409A if the Participant is a “specified employee” as defined for purposes of Section 409A, and the withheld payments will be made in a lump sum on the first of the month coinciding with or after the expiration of the six-month period. No interest or benefit increase will be due as a result of the six-month delay.

4.4 Change of Ownership. Notwithstanding Sections 4.1, 4.2 or 4.3, the following provisions shall apply in the event the Board gains knowledge that a Change of Ownership has occurred or is likely to occur:

(a) With respect to Grandfathered Benefits:

(i) If a Change in Ownership occurs after a Participant’s Normal Retirement Date, the Company shall immediately pay the single cash sum Actuarial Equivalent of the Participant’s Retirement Benefit to such Participant or his Beneficiary.

(ii) If a Change in Ownership occurs before a Participant’s Normal Retirement Date, the Company shall immediately deposit with the trustee of the Trust an amount equal to the Actuarial Equivalent of the Participant’s Retirement Benefit. Such a deposit shall be calculated based upon the Participant’s age at the time of such deposit. In the event of such a Participant’s subsequent termination from Full-Time Employment, for any reason including death, the trustee of the Trust shall immediately distribute the amount of such deposit, plus earnings thereon, to the Participant or his Beneficiary.

(b) With respect to benefits which are not Grandfathered Benefits:

(i) If a Change in Ownership has occurred and such Change in Ownership event also constitutes a “change in the ownership or effective control of the corporation, or in the ownership of a substantial portion of the assets of the corporation” within the meaning of Sections 1.409A-3(a)(5) and 1.409A-3(i)(5) of the Treasury Regulations, the Participant shall become vested in his Retirement Benefit and payment of the Actuarial Equivalent of the Participant’s benefit shall be made within 90 days after the Change in Ownership.

(ii) If a Change in Ownership has occurred and such Change in Ownership event does not also constitute a “change in the ownership or effective control of the corporation, or in the ownership of a substantial portion of the assets of the corporation” within the meaning of Sections 1.409A-3(a)(5) and 1.409A-3(i)(5) of the Treasury Regulations, the Participant shall become vested in his Retirement Benefit and the Company shall deposit with the trustee of the Trust an amount equal to the Actuarial Equivalent of the Participant’s Retirement Benefit. Such a deposit shall be calculated based upon the Participant’s age at the time of such deposit.

(1) In the event of such a Participant’s subsequent Separation From Service, for any reason including death, the trustee of the Trust shall distribute the amount of such deposit, plus earnings thereon, to the Participant or his Beneficiary in accordance with the normal payment schedule under the Plan.

(2) Payments will be withheld for six months in accordance with Section 409A if the Participant is a “specified employee” as defined for purposes of Section 409A, and the withheld payments will be made in a lump sum on the first of the month coinciding with or after the expiration of the six-month period (provided that the six-month period shall expire automatically if the Participant dies). No interest or benefit increase will be due as a result of the six-month delay.

(c) If no Trust has been previously established under this Plan, the Company shall establish a Trust immediately upon the Board’s gaining knowledge that a Change of Ownership has occurred or is likely to occur. With respect to the deposit of any amounts required to be placed in the Trust, such deposit, if not made before the Change in Ownership, shall be made immediately following the Change in Ownership, except that it will be delayed during any period in which the making of such a deposit would subject the Company or the Participant to adverse tax consequences or other penalties.

(d) The Company shall compensate the Participant or his Beneficiary on an after-tax basis for:

(i) Medicare or FICA taxes;

(ii) the increase in the effective rate of federal and state income taxes stemming from the lump sum payment; and

(iii) any excise taxes which shall be payable with respect to any payments made hereunder as a result of a Change of Ownership.

(e) With respect to amounts determined pursuant to subsection (d):

(i) if a Participant is entitled to accelerated payment, the amount due shall be paid as soon as practicable following the Change in Ownership and in any event no later than the end of the taxable year following the taxable year in which the Participant remits the taxes in question.

(ii) if a Participant is not entitled to accelerated payment, the Company shall make an additional cash deposit to the trustee of the Trust equal to the amounts determined under subsection (d) based upon the tax rates in effect for the Participant on the date of the deposit. At the time such a Participant or Beneficiary receives payment from the Trust, the trustee shall distribute the additional estimated cash deposit, with any earnings thereon, directly to such Participant or Beneficiary to the extent necessary to compensate the Participant or Beneficiary for the actual tax liability (including the tax liability for the additional payment). If the aforementioned distribution is insufficient to compensate such Participant or Beneficiary for the actual tax liability (including the tax liability for the additional payment), the Company shall make an additional direct cash payment to the Participant or Beneficiary equal to the shortfall. Any assets remaining in the Trust after a Participant or Beneficiary has received the Retirement Benefit amount deposited in the Trust pursuant to (a) or (b) and has been compensated for the tax liability shall be returned to the Company. Any additional payments from the Company required under this Subsection shall be made no later than the end of the taxable year following the taxable year in which the Participant remits the taxes in question.

(iii) The Participant must provide satisfactory documentation of taxes paid. Failure to provide documentation in time to permit timely reimbursement will result in forfeiture of this benefit.

(f) Upon full payment pursuant to this Section, no further benefits shall be payable under the Plan to such Participant.

4.5 Single Sum Payment. If at any time the single sum Actuarial Equivalent of benefits payable under the Plan to any Participant or Beneficiary is less than the applicable dollar amount under Section 402(g)(1)(B) of the Code, then the Board, in its sole discretion, may direct in writing that such remaining benefits may be computed and paid in a single cash sum, provided that the requirements of Section 409A-3(j)(4)(v) (including the requirement that the Participant not remain a participant in any deferred compensation arrangements of this type following such payment) are satisfied. Notwithstanding the foregoing, in the case of Grandfathered Benefits, if at any time the single sum Actuarial Equivalent of such Grandfathered Benefits payable under the Plan to any Participant or Beneficiary is less than $50,000, then, in the sole discretion of the Board such remaining benefits may be computed and paid in a single cash sum.

4.6 Prohibition of Competitive Activities. If, without the prior written consent of the Board, an Executive engages in any Competitive Activities, any Retirement Benefit payments due such Executive shall cease and no further Retirement Benefits shall be payable to such Executive or his Beneficiary under any provision of this Plan.

4.7 Designation of Beneficiary. A Participant may designate a Beneficiary or beneficiaries, primary and contingent, to receive any death benefit payable under this Plan if the Participant does not live to receive benefits through the Term Certain Period. Such designation shall be in writing, signed by the Participant, and shall not be effective unless and until received by the Secretary of the Company prior to the Participant’s death. The Participant shall have the right to change such designation, without the consent of any prior beneficiary, by filing a new designation. Any such change shall not be effective unless and until received by the Secretary of the Company prior to the Participant’s death and shall be deemed to revoke all prior designations. If a Beneficiary survives the Participant but does not live to receive all death benefits payable to him through the Term Certain Period, such remaining benefits shall be paid to such Beneficiary’s legal representative.

4.8 Facility of Payment. If the Board determines that a Participant or Beneficiary is unable to care for his affairs and a legal representative has not been appointed for such person, the Board may (but shall not be required to) direct that any payments made hereunder shall be made to a spouse, parent, child, or other blood relative of such Participant or Beneficiary, or to anyone found by the Board properly to have incurred expense for the support and maintenance of such Participant or Beneficiary, so long as, under applicable law, such payments are permitted and discharge completely all liabilities of the Company under the Plan.

4.9 Taxes. The Company shall deduct from any benefit payments under this Plan the amount of any taxes required to be withheld from such distribution by any federal, state or local government. Subject to Sections 4.4(d) and (e), the Participants and their Beneficiaries and personal representatives shall bear any and all federal, state, local or other taxes imposed on amounts distributed under this Plan.

ARTICLE 5

ADMINISTRATION AND AMENDMENT OF PLAN

5.1 Authority and Board. The Plan shall be administered by the Board. The Board shall have plenary authority to select the Executives eligible to participate in the Plan and to designate the effective date of any Executive’s participation, to make all determinations required under the Plan, to interpret the Plan, to decide all questions of fact arising under the Plan, to formulate rules and regulations covering the operation of the Plan and to make all other determinations necessary or desirable in the administration of the Plan. The decision of the Board on any questions concerning or involving the interpretation or administration of the Plan shall be final and conclusive. In interpreting or administering this Plan, the Board need not consider or be bound by any interpretation of the provisions of any other plan maintained by the Company providing retirement, profit-sharing, deferred compensation, or any other employee benefits, or the manner in which such plan is administered.

5.2 Claim for Benefits. Any claim for benefits under this Plan shall be made in writing to the Named Fiduciary. The claim for benefits shall be reviewed by the Named Fiduciary and the Board. If any part of the claim is denied, the Named Fiduciary shall provide a written notice, within ninety (90) days after the receipt of the claim by the Named Fiduciary, setting forth: (a) the specific reasons for the denial; (b) specific reference to the provision of this Plan or any agreement entered into between the Participant and the Company upon which the denial is based; (c) any additional information the claimant should furnish to perfect the claim; and (d) the steps to be taken if a review of the denial is desired.

If a claim is denied and a review is desired, the Participant (or the Participant’s Beneficiary, as the case may be) shall notify the Named Fiduciary in writing within sixty (60) days. In requesting a review, the Participant or Beneficiary may review this Plan or any documents relating to it and submit any written issues and comments he may feel appropriate. The Board shall then review the claim and provide a written decision within sixty (60) days. This decision shall state the specific reasons for the decision and shall include reference to specific provisions of the Plan or any agreement entered into between the Participant and the Company on which the decision is based, as well as such other information required under Section 2560.503-1 of the Labor Regulations.

5.3 Amendment and Termination. This Plan may at any time be amended, modified or terminated by the Board; provided, however, no amendment, modification or termination shall, without the written consent of the affected Participant or Beneficiary, reduce the benefits such Participant or Beneficiary was receiving or the benefits that would be paid upon the Participant’s Separation From Service (or termination of Full-Time Employment, in the case of Grandfathered Benefits). In the event of termination, benefits will be distributed in accordance with the terms of the Plan. Notwithstanding the foregoing, the Company, in its sole discretion but only to the extent permitted under Section 409A of the Code, may arrange for the acceleration of benefits in connection with the termination of the Plan.

ARTICLE 6

MISCELLANEOUS

6.1 No Assignment. The right of a Participant or Beneficiary to receive any distribution under the Plan shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, levy or charge, and any attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber, levy or charge the same shall be void; provided, however, that the right to receive payment is transferable by the laws of descent and distribution.

6.2 Title to Plan Assets. Title to and beneficial ownership of any assets, whether cash or investments, which are held or earmarked to pay the deferred compensation obligation hereunder, shall at all times remain unrestricted assets of the Company and any Participant or Beneficiary (or personal representative) shall not have any property interest in such assets. However, the Company may establish a Trust under this Plan and deposit any assets, whether cash or investments, therein for the benefit of the Participants or Beneficiaries. Title to and beneficial ownership of the assets of the Trust shall be held by the trustees of such Trust. This Plan at all times shall be considered entirely unfunded both for federal tax purposes and for purposes of Title I of the Employee Retirement Income Security Act of 1974, as amended. To the extent that any Participant or Beneficiary (or personal representative) acquires a right to receive payments from the Company, such right shall be no greater than the right of any unsecured general creditor of the Company.

6.3 No Rights in Life Insurance. The Company may, but shall not be obligated to, purchase one or more life insurance contracts to provide the Company with funds to make payments under this Plan with respect to one or more Participants. If the Company elects to purchase such life insurance contracts, the Company shall at all times be the sole and complete owner and beneficiary of the contracts, and shall have the unrestricted right to use all amounts and to exercise all options and privileges thereunder without the knowledge or consent of the Participant, his Beneficiary, or any other person, and no Participant, Beneficiary, or person other than the Company, shall have any right, title, or interest whatsoever in or to any such contract. The Participant shall cooperate with all reasonable requests made by the Company to determine whether the Participant is insurable at standard rates, including any requests made by the Company or such insurance carrier that the Participant submit to a medical examination, or provide other information relevant to a determination of whether the Participant is insurable at standard rates, including the Participant’s current health status, health history of the Participant and any family members, and the activities engaged in by the Participant including dangerous or illegal activities. Notwithstanding the foregoing, nothing herein shall preclude the Company from transferring any life insurance contract to a Trust established hereunder, or designating the trustee as beneficiary of any such contract.

6.4 No Contract of Employment. Nothing in this Plan shall be construed as a contract of employment between the Company and any Participant. Nothing in this Plan shall be deemed to constitute a contract for services between the Company and the Participant, and nothing contained in this Plan shall be deemed to give the Participant any right to continue furnishing services to the Company or the Company any right to demand such services. Nothing in this Plan shall be construed as a limitation of the right of the Company to discharge the Participant, with or without cause.

6.5 Binding Effect. This Plan shall be binding upon the Company, its successors and assigns, and upon each Participant, his Beneficiary, and their heirs, legatees, executors and personal or legal representatives.

6.6 Gender; Headings. Any masculine pronoun shall include the feminine and the singular shall include the plural, and vice versa. The headings in this Plan are for convenience of reference only.

6.7 Severability. If any provision of this Plan is held to be illegal, invalid, or unenforceable, such illegality, invalidity, or unenforceability shall not affect the remaining provisions of this Plan, and such provisions shall be construed and enforced as if such illegal, invalid or unenforceable provision had never been inserted herein.

6.8 Governing Law. This Plan shall be governed by the laws of the State of Florida without reference to the principles of conflicts of law therein, except to the extent preempted by federal law. Without limitation of the foregoing, it is intended that the Plan (including all amendments thereto) comply with provisions of Section 409A of the Code and the Treasury Regulations and other guidance of general applicability thereunder, so as to prevent the inclusion in gross income of any benefits accrued hereunder in a taxable year prior to the taxable year or years in which such amount would otherwise be actually distributed or made available to the Participants. The Plan shall be administered and interpreted to the extent possible in a manner consistent with that intent.